SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Select Alternative Allocation Fund

The following information supplements the existing disclosure contained in the ”Management Process” sub-section under the ”PRINCIPAL INVESTMENT STRATEGY” heading of the “FUND DETAILS” section of the fund’s prospectus:

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DWS Enhanced Emerging Markets Fixed Income Fund. Investment objective: Seeks to provide high current income and, secondarily, long-term capital appreciation. Strategy: Invests mainly in high yield bonds (junk bonds) and other debt securities issued by governments and corporations in emerging markets countries. In an attempt to enhance returns, the fund employs proprietary quantitative, rules-based methodology currency strategies across developed and emerging market currencies.

The following information supplements the existing disclosure contained under the “MAIN RISKS” heading in the summary section and under the “MAIN RISKS” heading of the “FUND DETAILS” section of the fund’s prospectus:

Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non–US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Concentration risk — underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold–related investments, infrastructure–related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.

While the fund does not concentrate in a particular industry, although it may concentrate in an underlying DWS fund, there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.

Non–diversification risk — underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.

Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the 1940 Act. Moreover, neither an investment in the underlying fund nor the underlying fund’s investment in the Subsidiary is subject to all of the investor protections of the Commodity Exchange Act. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law or the regulation of commodity investing, could adversely affect the underlying fund and the fund. The underlying fund and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.

Please Retain This Supplement for Future Reference

September 29, 2011
PROSTKR-71